                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: June 27, 2003
Date of earliest event reported: June 19, 2003


                          RELIANCE GROUP HOLDINGS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8278                13-3082071
   -----------------------  ---------------------------  -----------------
      (State or other        (Commission File Number)     (IRS Employer
      jurisdiction of                                     Identification
       incorporation) No.)

                   5 Hanover Square
                   New York, New York                            10004
              -----------------------------                    ----------
        (Address of principal executive offices)               (Zip Code)


                                 (212) 858-6520
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
            --------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


On June 19, 2003, the Commonwealth Court of Pennsylvania entered an order (the "Pennsylvania Order") which, among other things, approved a settlement agreement (the "Settlement Agreement") and related side letter (the "Letter Agreement", together with the Settlement Agreement, being herein called the "Settlement") between the Commissioner of Insurance for the Commonwealth of Pennsylvania, in her capacity as liquidator (the "Liquidator") of Reliance Insurance Company and the Official Committee of Unsecured Creditors and the Official Unsecured Bank Committee.

Previously, on May 28, 2003, the United States Bankruptcy Court for the Southern District of New York entered an order (the "Bankruptcy Court Order") in the Company's Chapter 11 cases, which approved the Settlement Agreement.

The terms of the Settlement provided that it was effective only on receipt of the Pennsylvania Order and of the Bankruptcy Court Order.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

10.1 Settlement Agreement, entered into on April 1, 2003, among M. Diane Koken, and any successor thereto, in her or his capacity as the statutory Liquidator of Reliance Insurance Company, and the and the Official Unsecured Bank Committee and the Official Unsecured Creditors' Committee of Reliance Group Holdings, Inc. and Reliance Financial Services Corp.

10.2 Letter Agreement dated April 4, 2003, among White & Case, Counsel for the Official Unsecured Bank Committee, Orrick Herrington & Sutcliffe LLP, Counsel for the Official Unsecured Creditors Committee and Blank Rome LLP, Counsel for
M. Diane Koken, Insurance Commissioner of The Commonwealth of Pennsylvania, in her capacity as Liquidator of Reliance Insurance Company.

10.3 Order, dated May 28, 2003, of the United States Bankruptcy Court for the Southern District of New York.

10.4 Order, dated June 19, 2003, of the Commonwealth Court of Pennsylvania.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                              RELIANCE GROUP HOLDINGS, INC.
                              (Registrant)


                              By  /s/ Paul W. Zeller
                                 ----------------------------------
                                 Name:  Paul W. Zeller
                                 Title: President and Chief Executive Officer


DATE:  June 27, 2003

                                  EXHIBIT INDEX

Exhibit
Number            Exhibit
--------          -------

10.1 Settlement Agreement, entered into on April 1, 2003, among M. Diane Koken, and any successor thereto, in her or his capacity as the statutory Liquidator of Reliance Insurance Company, and the and the Official Unsecured Bank Committee and the Official Unsecured Creditors' Committee of Reliance Group Holdings, Inc. and Reliance Financial Services Corp.

10.2 Letter Agreement dated April 4, 2003, among White & Case, Counsel for the Official Unsecured Bank Committee, Orrick Herrington & Sutcliffe LLP, Counsel for the Official Unsecured Creditors Committee and Blank Rome LLP, Counsel for M. Diane Koken, Insurance Commissioner of The Commonwealth of Pennsylvania, in her capacity as Liquidator of Reliance Insurance Company.

10.3 Order, dated May 28, 2003, of the United States Bankruptcy Court for the Southern District of New York.

10.4     Order, dated June 19, 2003, of the Commonwealth Court of Pennsylvania.